UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2024
Couchbase, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40601	26-3576987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3250 Olcott Street Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(650) 417-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	BASE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On June 5, 2024, Couchbase, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended April 30, 2024. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws
As described under Item 5.07 of this Current Report on Form 8-K, at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”) held on May 30, 2024, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation. On June 3, 2024, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation to reflect adopted Delaware law provisions regarding officer exculpation, which amendment was effective upon filing. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 30, 2024, the Company held its Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 45,090,944 shares of the Company’s common stock, or approximately 90% of the shares outstanding and entitled to vote at the Annual Meeting. The voting results for each of the proposals considered at the Annual Meeting are provided below.
1. Election of Directors
The Company’s stockholders elected each of the following nominees as Class III directors to serve on the Company’s board of directors until the Company’s 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alvina Y. Antar	33,208,094	7,461,288	4,421,562
David C. Scott	26,588,652	14,080,730	4,421,562
Richard A. Simonson	32,716,419	7,952,963	4,421,562
2. Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025 by the following vote:

Votes For	Votes Against	Abstentions
44,860,349	220,304	10,291
3. Amendment to our Amended and Restated Certificate of Incorporation to Reflect Delaware Law Provisions Regarding Officer Exculpation
The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,154,825	3,392,834	121,723	4,421,562

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Couchbase, Inc., June 3, 2024.
99.1	Press Release issued by Couchbase, Inc. dated June 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUCHBASE, INC.

/s/ GREG HENRY
By:	Greg Henry
Title:	Chief Financial Officer (Principal Financial Officer)

Date: June 5, 2024